N A S D A Q : H E A R Safe Harbor Statement Forward-Looking Information This presentation includes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are statements that are not historical facts including statements about our beliefs and expectations and statements, and may contain the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend,” “foresee,” “positioned” and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein, including but not limited to, the application of quarter-end and year-end accounting procedures and adjustments, risks related to the Company’s liquidity and financial position, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, general business and economic conditions, risks associated with the expansion of our business including the implementation of any businesses we acquire, our indebtedness, the outcome of our previously announced HyperSound strategic review process, and the other factors discussed in our public filings, including the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, Turtle Beach Corporation (the “Company”) undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. All of the forward-looking statements in this presentation are qualified by such cautionary statements, and subject to the protection of the safe harbor for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995. This presentation also contains trademarks and trade names that are property of their respective owners. Non-GAAP Financial Measures This presentation contains certain financial measures, including adjusted EBITDA, non-GAAP earnings per share (“EPS”) and certain metrics presented on a “constant currency” basis that are not calculated under the standards or rules of U.S. GAAP, which are referred to as "non-GAAP financial measures." These non-GAAP financial measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP financial measures ire not measurements of financial performance or liquidity under GAAP and should not be considered an alternative to the Company’s other financial information determined under GAAP. Management believes that these non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. “Adjusted EBITDA” is defined by the Company as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation (non-cash), and certain special items that we believe are not representative of core operations. Constant currency revenue is measured by applying prior year currency exchange rates to current year results to exclude the impact of translation at different rates from period to period. Non-GAAP EPS is defined as EPS less $1.46 per diluted share in year-to-date goodwill impairment charges, inventory reserves associated with the HyperSound restructuring, and other restructuring charges. The Adjusted EBITDA outlook for the first quarter and full year 2017 has not been reconciled with the Company’s net loss outlook for the same periods because of the variability, complexity and lack of visibility with respect to certain reconciling items between adjusted EBITDA and net loss, including other income (expense), provision for income taxes and stock-based compensation. These items cannot be reasonably and accurately predicted without the investment of undue time, cost and other resources and, accordingly, a reconciliation of the Company’s adjusted EBITDA outlook to its net loss outlook for such periods is not available without unreasonable effort. These reconciling items could be material to the Company’s actual results for such periods. © 2016 Turtle Beach Corporation. All Rights Reserved. 1

N A S D A Q : H E A R Who We Are  Turtle Beach is a premier audio innovation company with a 40-year legacy of creating new audio categories  Longstanding, #1 brand for gaming headsets with 42% share of the U.S. market – 3x larger than next competitor¹  Disruptive, cutting-edge technologies and patents  270,000+ points of distribution across 42 countries  Positioned for significant profit growth as major industry product cycle continues 2 1) Based on U.S. NPD market data, revenue share for 2016.

N A S D A Q : H E A R $96 Billion Global Gaming Opportunity in 2017 PC Gaming: $33B Mobile Gaming: $31B Console Gaming: $32B $96B Global Gaming Opportunity Source: DFC Intelligence Video Game Worldwide Market Forecast (October 2016). 3

N A S D A Q : H E A R Dominant Gaming Audio Provider with Continued Leading Market Share 2016 Data  #1 gaming headset provider for Xbox and PlayStation—by far  All 5 of the top 5 selling 3rd party headsets are Turtle Beach  Our Recon 50X is the highest-selling 3rd party headset followed by XO1  5 of the top 10 sellers overall (1st and 3rd party) are from Turtle Beach  Xbox One:  3 of the top 5 headsets  4 of the top 5 3rd party headsets and the top selling 3rd party headset  PlayStation 4:  3 of the top 5 headsets  4 of the top 5 3rd party headsets 4 Source: The NPD Group, Inc., Video Games Update 01.12.17. Data measured for full year 2016.

N A S D A Q : H E A R Competitive Positioning & Brand Differentiators  Best-in-class product offering catering to every level of gamer  Technology-driven, robust innovation capabilities, impressive speed-to-market  Products continually evolve with gamer’s needs at forefront  Strong patent portfolio to protect key innovations  Unmatched brand equity with strong repurchase loyalty  Dominant retail presence with enviable product placement across branded interactive displays  Significant opportunity to continue taking market share and grow the category size on a global basis Source: The NPD Group, Video Games Update 01.12.17 (U.S. only) 5 Other $168M $60M $41M $40M $38M $16M $11M $27M 2016 Sell-Through Sales¹ 5 5 4 1 5 6 2 1 1 4 1 1 2 2 4 16 11 8 5 2 2 Product Count per ASP >$200 $100 - $199 $50 - $99 <$50

N A S D A Q : H E A R Retail ASP <$50 $50 - $99 $100 - $200 >$200 Console PS4 Xbox One PS4 Xbox One PS4 Xbox One PS4 Xbox One TOTAL¹ Recon 60P Recon 50P P4c Recon 50X Recon 30X Stealth 400 S350VR XO4 Stealth XO1 Stealth 520 Stealth 420X+ XO7 Pro Elite 800 Elite 800X 16 Sony Gold Wireless Platinum Wireless 2 Microsoft XB1 Chat XB1 Stereo 2 Astro A40+M80 A40 + MixAmp A50 A40 + MixAmp A50 5 PDP LVL 3 LVL 1 Afterglow BT LVL 3 LVL 1 AG 9+ LVL 5+ Sound of Justice AG 9+ LVL 5+ Sound of Justice 11 Mad Catz Kaiken Headcomm pro Kama Kama ARK100 ARK 100 ARK300 ARK300 8 We Cover All Key Price Points – More Than Any Competitor 6 1) Table reflects competitive data as of November 2016. PX24 Elite Pro

Turtle Beach has Differentiated Technology…

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Bolded and Italicized Text = Turtle Beach First Mover Advantage

Superhuman Hearing™
Hear every single thing around you, from enemy footsteps to distant vehicles to weapon reloads.

ProSpecs™ Glasses Relief System
Ear pads with pressure-release technology that provides relief for gamers who wear glasses.
(Not on pictured headset.)

Active Noise Cancellation
Silence unwanted background sound for an immersive listening experience.

Boomless Mic
Hidden, high-quality noise-cancelling microphones.

Bluetooth
Bluetooth integration allows you to take phone calls with your headset while playing.

Bass Boost
Bass boost enhances deep rumbling sounds in games.



DTS Headphone:X 7.1 Surround
Superior surround sound that adds a height dimension, recreating the sound in your environment.

Mic Monitoring
Allows gamers to hear their voice within the headset so they know how loud they are speaking.

Dynamic Chat Boost™
Chat volume increases as game volume increases.

100% Wireless
Interference free game audio and chat.

Audio Presets
Customize your settings to create the perfect, personalized experience.

Rechargeable Batteries
Built-in rechargeable batteries provide for hours of continuous game play.

Magnetic Charging Stand
Easily charge and store your headset when not in use without fussing with wires.

7

N A S D A Q : H E A R Strong Retail Presence Great Partnerships 12,000+ Interactive Displays Sample retailers …And Strong Distribution 8 Product sales in 42 countries with over 270,000 points of distribution Partnerships with industry leading brands Market leader in deploying interactive gaming headset displays

N A S D A Q : H E A R 3.0 10.9 20.0 29.0 37.7 45.6 52.5 58.9 4.6 18.0 34.6 51.0 66.7 80.8 93.7 105.4 0M 20M 40M 60M 80M 100M 120M 2013 2014 2015 2016 2017E 2018E 2019E 2020E Xbox One PS4 Strong Expected New-Gen Console Growth Still to Come 51M  105M 29M  59M Sources: DFC Intelligence Forecasts: Worldwide Console Forecast, Preliminary February 2017. Cumulative Sales (Current  2020 est.) Platform Number of Consoles Sold (in millions)  Cumulative new-gen console sales totaled 80M as of 12/31/16  New-gen console sales up 40% vs. old-gen at same time in cycle  24M+ new-gen consoles expected to be sold worldwide in 2017  New-gen cumulative console sales projected to exceed 164M worldwide in 2020 9

Headset Growth Opportunities

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Virtual Reality (VR)

PC Gaming | International

- According to SuperData Research, VR hardware market expected to reach $17.8B by 2020 from $1.5B in 2016 (85% CAGR)
- STEALTH 350VR, our first gaming headset designed for upcoming VR devices, launched in Oct 2016
  - *"If you're buying a headset to use with your virtual reality hardware, you won't find another headset on the market (yet) designed to physically accommodate the Rift, Vive and PSVR HMDs."* Tom's Hardware review (online reach of 20M)
  - *"It's nice to be able to have so much control over volume and bass on a per-game basis, while having a band that's easy to fit over the rather challenging design of the PlayStation VR."* Polygon review (online reach of 10M)

STEALTH 350VR


STEALTH
350VR

Source: https://www.superdataresearch.com/market-data/virtual-reality-industry-report/

10

Headset Growth Opportunities

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Virtual Reality (VR) | **PC Gaming** | International

- PC gaming headsets market ~$400M market globally[1]
- Launched eight new SKUs in 2014 and 2015
- Launched PC gaming accessories via a partner in 2014 including:
  - Keyboards
  - Mice
  - Mouse pads
- PC gaming more popular than console gaming in markets including Germany, China, other parts of Asia[2]
- Leveraging expanded portfolio as a growth platform in Germany and China

Sample PC Products



1) The NPD Group, IDC and Company Estimates.
2) Newzoo 2015 Global Games Market Report Premium.

11

N A S D A Q : H E A R International Virtual Reality (VR) PC Gaming Headset Growth Opportunities 12  China represents long-term growth opportunity for console and PC gaming headsets  530M Chinese gamers2  China well under $1 million in revenues in 2016  Initiated modest growth investment in 2016, expected to ramp in 2018  73M Esports audience in China of which 42M are Esports Enthusiasts2  Turtle Beach investment in eSports planned for first half of 2017  Growth Plans and expansion in Latin America  209M estimated gamers3  Turtle Beach in 12 countries and over 1600 stores in Latin America $13.1B $15.2B $5.0B $7.0B 2014 2015 Chinese Games Market Sales Forecast¹ All Other Game Segments Computer Games $18.1B $22.2B 1) Newzoo 2015 Global Games Market Report Premium 2) Newzoo 2016 Global Esports Market Report 3) Newzoo 2016 Global Games Market Report Premium

N A S D A Q : H E A R 26 28 35 81 20 68 86 65 Jan 2013 Jan 2014 Jan 2015 Mar 2017¹ Pending Issued  Headset innovations:  Audio processing  Gaming specific features  HyperSound innovations:  Emitter construction  Ultrasound and emitter electronics  Digital signal processing techniques 121 96 46 146 Strong & Growing Patent Portfolio 13 1) As of Mar 10, 2017.

HyperSound Technology

TURTLE BEACH CORPORATION
NASDAQ: HEAR

New sound delivery mechanism

- Thin panels generate ultrasound beam
- Audio is injected into the ultrasound beam
- Sound is created in the air along the beam
- Fundamentally new and different approach to audio
- Fully functional from glass emitters enabling glass "speakers"

Multiple, innovative benefits

- Highly controlled direction of sound
- Full 3D surround sound with 2 emitters (vs. 5 or 7 speakers)
- Significantly higher level of audio clarity to the listener

Monetization via licensing or sale

- 56 Issued and 31 pending patents
- Small team engaged with prospective licensees
- Also exploring strategic alternatives



HYPERSOUND
HSS Emitter
Ultrasound Beam
Audible Sound



STANDARD SPEAKER
Speaker
Audible Sound

14

Example HyperSound Applications

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Market	Application
Healthcare	Shown to improve sound clarity and listening benefits for people with hearing loss.
Commercial Audio	Enables retailers and retail display manufacturers to add focused zone of audio to retail displays/kiosks.
Enterprise Audio	Enables private zone of audio in office/enterprise environments.
Consumer Audio	Utilize 3D nature of HyperSound to create individual surround sound experience with two emitters.
HyperSound Glass	Directional audio with all benefits and applications above but from glass panel. Creates glass speaker which can be standalone or integrated into video displays.

Example

Healthcare



Glass



Commercial



Demos available at:
HyperSound Glass Demo
HyperSound Glass Integrated into Desktop Monitors

15

Financial Summary

Key Stats

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Trading Data *(@ Mar 10, 2017)*

Stock Price	**$1.06**
Market Cap. (primary shares)	$52.3M
52 Wk. Low/High	$0.83/$2.00
Avg. Daily Vol. (3 mo)	365K
Public Float[1]	46.9%
Primary Shares[1]	49.3M
SG VTB Holdings & Affiliates[1]	21.5M
Retired Founders of Turtle Beach[1]	5.2M
Options/Restricted Stock[1]	6.5M
Warrants[1]	3.1M
Fully Diluted Shares[1]	**58.9M**

Sources: S&P Capital IQ, company filings.

1) As of December 31, 2016.

2) Includes SG VTB Holdings (an affiliate of Stripes Group LLC, a private equity fund and our largest shareholder) and trusts affiliated with Ron Doornink, the Company's chairman of the board.

3) Due in October 2030 and has 8% per annum PIK interest.

Capitalization

	@ 12-31-15	@ 12-31-16
Cash & Equivalents	$7.1M	$6.2M
Debt		
Revolver (asset-based loan)	$32.5M	$35.9M
Term Loans	$18.4M	$14.4M
Subordinated Notes[2]	$17.2M	$19.4M
Total Debt	**$68.1M**	**$69.7M**
Series B - Preferred Stock[3]	$16.1M	$17.5M



HEAR Daily
3/10/17
2.00
1.75
1.50
1.25
1.00
0.75
Volume
©BigCharts.com
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Apr May Jun Jul Aug Sep Oct Nov Dec 17 Feb Mar

Balance Sheet Highlights

- Revolver peaks in Q4, lowest in Q1 after holiday receipts
- In Feb 2016, raised $6.2M in net proceeds (over 50% purchased by insiders), stabilizing liquidity
- $49.0M federal, $21.0M state net operating losses @ Dec 31, 2016 offset taxable income (not scheduled to expire until 2029)
- $60M line of credit and expectation to drive significantly more adj. EBITDA in 2017 provides sufficient capital to fund our growth plan

17

N A S D A Q : H E A R Headset Revenue Growth Revenue Growth Profile 18  New-gen revenue up 29% from 2015  Total revenue up 7% (9% constant currency)²  Strong revenue growth supporting further gains in our #1 market share  Old-gen revenue declines to roughly zero in 2017 Note: Old-gen, new-gen revenue splits are approximations. 1) Strong dollar and rapid drop in old-gen significantly reduced revenues from 2014 to 2015. 2) See appendix for a reconciliation of non-GAAP measures. 2013 2014 2015¹ 2016 New Gen Old Gen Other HyperSound $178M $186M $163M $174M

N A S D A Q : H E A R Headset Net Revenue¹ Headset Gross Margin¹ Headset Adj. EBITDA¹ ² 19 $162M $166M $173M $175M $173M TTM @ Q4-15 TTM @ Q1-16 TTM @ Q2-16 TTM @ Q3-16 TTM @ Q4-16 26.5% 26.6% 27.7% 28.9% 31.9% TTM @ Q4-15 TTM @ Q1-16 TTM @ Q2-16 TTM @ Q3-16 TTM @ Q4-16 $2M $6M $8M $11M $14M TTM @ Q4-15 TTM @ Q1-16 TTM @ Q2-16 TTM @ Q3-16 TTM @ Q4-16 1) Excludes HyperSound allocation in Q4-16. 2) Please see appendix for a reconciliation of adjusted EBITDA. Strong Improvement in Headset Business

N A S D A Q : H E A R Holiday ’16 U.S. Market Dynamic Commentary 20 Sources: The NPD Group / Retail Tracking Service. -12% -21% -15% -41% 0% 20% 40% 60% 80% 100% Console Gaming Headsets ($) Console Software Spend ($) Physical New Software, All Platforms ($) Top 3 FPS/Action Titles, All Platforms (Units) Q4'15 Q4 '16 Top 3 first-person-shooter (FPS)/action titles dropped over 40% in Q4 2016 vs. Q4 2015 Console software spend across all categories declined 21% Q4 YoY Created higher than normal channel inventories of roughly $12 million TB headset revenues, impacting Q1 sales proportionally

N A S D A Q : H E A R 21 Longer Term Console, Attach and Headset Outlook Sources: DFC Intelligence Forecasts: Worldwide Console Forecast, Preliminary February 2017 and Turtle Beach projections

Q1 2017 Outlook

TURTLE BEACH CORPORATION
NASDAQ: HEAR

	Q1-17[1]	YoY Δ[2]	Management Commentary & Assumptions
Revenue	$12-$13M	(48)%	Reflects higher-than-normal channel inventory due to weak holiday '16 sales as well as the final drop of old-gen revenues to roughly zero
Adj. EBITDA	$(8.5)M	(35)%	Reflects lower revenue but lower opex (better adj. EBITDA margins)
EPS	$(0.24)-$(0.26)	(4)%	Profit nearly flat despite carryover channel inventory highlights strong expense management

1) Guidance effective on Mar 8, 2017.
2) Delta reflects midpoint of the outlook.

22

2017 Outlook

TURTLE BEACH CORPORATION
NASDAQ: HEAR

($ in millions)	2017[1]	% Δ[2]	Management Commentary & Assumptions
Revenue:			
New-Gen	*$149-$154*	*(5)%*	Holiday '16 inventory carryover impacts first half 2017 revenue
Old-Gen	*$-*	*NA*	Old-gen business wound down to essentially zero in 2017
Other	*$6*	*(8)%*	Longer term opportunity for PC & international growth
HyperSound	*$-*	*NA*	Assuming no material revenue, immaterial expenses
Total Revenue	***$155-$160***	***(9)%***	
Headset Gross Margin	*~30%*	*Up from 24.5% in '16*	Lower operations costs, continued COGS improvements, some loss of operating leverage due to lower revenue
EPS[3]	***$(0.08)-$(0.12)***	***$(0.33) in '16[3]***	Based upon 49.3M shares
Adjusted EBITDA:			
Headsets	*~$12*	*(17)%*	Heightened channel inventory in early 2017 impacts full-year sales
HyperSound	*~$(1)*	*$(10.4)M '16*	Significant cost reductions enable consolidated adj. EBITDA improvement
Consol. Adj. EBITDA	***$10-$12***	***162%***	**$4M in 2016**

1) Guidance effective on Mar 8, 2017.
2) Delta reflects midpoint of the outlook.
3) Excludes intangible asset amortization costs associated with *HyperSound Clear 500P* launch, $7.1M in inventory reserves associated with *HyperSound* restructuring, and $0.6M for other restructuring charges in 2016.

23

N A S D A Q : H E A R Key Takeaways  #1 console gaming headset brand in the world - ~3x larger than next competitor  $92 billion global gaming opportunity  Disruptive, cutting-edge technologies and patents  New-gen headset transition expected to continue to improve margins, profitability and cash flows  2017 will be focused on improving profitability and strengthening the balance sheet  VR, PC gaming and international expansion all provide meaningful longer-term headset growth opportunities 24

Contact Us

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Investor Relations:
Cody Slach
Liolios
949.574.3860
HEAR@Liolios.com

Media Contact:
Maclean Marshall
Turtle Beach Corporation
858.914.5093
Maclean.Marshall@turtlebeach.com

COMPANY WEBSITES

www.turtlebeachcorp.com **www.turtlebeach.com** **www.*hypersound*.com**

25

Appendix

Experienced Management Team

TURTLE BEACH CORPORATION
NASDAQ: HEAR



Juergen Stark
CEO

- COO of Motorola Mobility's mobile business
- 10 years as principal at McKinsey & Company



John Hanson
CFO

- EVP and CFO at Dialogic
- CFO at One Communications Corp



Cris Keirn
SVP, Global Sales

- Led headset transition as VP of business planning & strategy
- 17 years with Motorola in product management, operations, quality and customer relations



Matt Seymour
VP, Product Management

- 20+ years in the Consumer Electronics industry
- Previously with Sony leading television portfolio planning & development, product marketing



Megan Wynne
General Counsel

- 5 years with I-Flow, a Kimberly-Clark Health Care Company
- 13 years with Morris Polich & Purdy law firm



Richard Kuvalik
CTO

- 15+ years in consumer audio
- Led peripheral products for PlayStation at Sony



Andrew Lilien
VP of Marketing

- 20+ years of brand, consumer and retail marketing experience
- Past experience at ESPN, Fleer Trading Cards and National Media Group



Jose Rosado
VP Global Operations

- Former Sr. Director, Global Supply Chain Operations for HP
- 22 years of supply chain management with Motorola, On Semiconductor, HP, Cisco



Scott Rankin
VP Global Logistics

- 20+ years of logistics, transportation and operations experience
- 11+ years at Turtle Beach

27

Experienced Board of Directors

TURTLE BEACH CORPORATION
NASDAQ: HEAR



Ron Doornink
Chairman

- Former Chairman and CEO of Activision Publishing (NASDAQ: ATVI)
- Operating partner of Stripes Group, LLC
- Founder and principal of Erasmus Equity Investments



Juergen Stark
CEO and Director

- COO of Motorola Mobility's mobile business
- 10 years as Principal at McKinsey & Company, Inc.
- MBA, Harvard Business School; B.S. Aerospace, University of Michigan



Ken Fox
Director

- Managing partner of Stripes Group, LLC
- Former Managing Director and co-founder of Internet Capital Group (NASDAQ: ICGE)
- Co-founder of A-10 Capital and Sentinel Fund



William Keitel
Director

- Former CFO of Qualcomm Incorporated (NASDAQ: QCOM)
- During his time at the company grew revenues from ~$800M to ~$25B
- Held senior financial roles at Nortel (OTC: NRTLQ) and Pepsico (NYSE: PEP)



Dr. Andrew Wolfe, PhD
Director

- Founder and principal of Wolfe Consulting
- Former Chief Technology Officer for SONICblue, Inc.
- B.S.E.E. in Electrical Engineering and Computer Science, Johns Hopkins; Ph.D. in Computer Engineering, Carnegie Mellon

28

N A S D A Q : H E A R Financial Overview 29 1) Pages 30-34 contain a reconciliation of all non-GAAP measures. 2015 2016 YOY ∆% Full Year YOY ∆% $ millions Q4 Q4 2015 2016 Revenue $84.6 $82.2 -3% $162.7 $174.0 7% Gross Profit $24.6 $30.2 23% $40.7 $42.6 5% Gross Margin 29.1% 36.7% 760bps 25.0% 24.5% (50)bps Headset Gross Margin 30.6% 37.2% 630bps 26.5% 31.9% 540bps Operating Expenses $68.1 $14.9 -78% $115.1 $120.3 5% Operating Income (Loss) ($43.5) $15.3 NA ($74.4) ($77.7) NA Headset Operating Income $11.7 $16.6 42% ($8.7) $8.6 199% GAAP Net Income (Loss) ($46.5) $12.2 NA ($82.9) ($87.2) NA GAAP EPS Diluted ($1.09) $0.25 NA ($1.96) ($1.79) NA Non-GAAP Net Income (Loss)1 $3.3 $12.3 267% ($24.2) ($16.2) 33% Non-GAAP EPS Diluted¹ $0.08 $0.25 213% ($0.57) ($0.33) 42% Adj. EBITDA¹ $9.9 $16.1 63% ($11.4) $4.0 135% Headset Adj. EBITDA $14.0 $17.2 23% $2.4 $14.4 500%

N A S D A Q : H E A R Financial Overview (excluding extraordinary or one-time charges)¹ 30 2015 2016 YOY ∆% Full Year YOY ∆% $ millions Q4 Q4 2015 2016 Revenue $84.6 $82.2 -3% $162.7 $174.0 7% Gross Profit $24.6 $30.2 23% $40.7 $42.6 5% Gross Margin 29.1% 36.7% 760bps 25.0% 24.5% (50)bps Operating Expenses $18.3 $14.9 -19% $64.9 $56.4 -13% Net Income (Loss) $3.3 $12.2 270% ($24.2) ($16.0) 34% EPS Diluted $0.08 $0.25 NA ($0.57) ($0.33) NA 1) These exclude $0.1M in restructuring charges in Q4-16 and a $49.8M impairment charge in Q4-15. For the full year, these exclude a $63.2M impairment charge, $7.1M for HyperSound inventory reserves, and $0.7M in restructuring charges in 2016, and a $49.8M impairment charge, a $8.5M valuation allowance and $0.4M in restructuring charges in 2015.

N A S D A Q : H E A R Headset Adjusted EBITDA Reconciliation (Trailing 12 months) 31 $ thousands Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Net Loss $ (17,201) $ (17,440) $ (17,341) $ (5,630) $ (930) Interest 5,096 6,091 6,943 7,270 7,445 Depreciation & Amortization 6,374 5,865 5,443 4,959 4,498 Stock Compensation 5,347 5,197 4,228 3,982 3,457 Taxes 2,393 5,858 8,702 335 (392) Restructuring Expense 399 280 96 269 289 Adjusted EBITDA $ 2,408 $ 5,851 $ 8,071 $ 11,185 $ 14,367

N A S D A Q : H E A R Reconciliation of GAAP and Non-GAAP Measures 32 Three Months Ended Year Ended December 31, 2016 December 31, 2015 December 31, 2016 December 31, 2015 Net Income (Loss) GAAP Net Income (Loss) $ 12,201 $ (46,536) $ (87,182) $ (82,907) Goodwill and intangible asset impairment — 49,822 63,236 49,822 HyperSound inventory reserve — — 7,079 — Restructuring charges 100 63 664 399 Tax Valuation Allowance — — — 8,528 Non-GAAP Earnings 12,301 3,349 (16,203) (24,158) Diluted Earnings Per Share GAAP - Diluted $ 0.25 $ (1.09) $ (1.79) $ (1.96) Goodwill and intangible asset impairment $ — $ 1.17 $ 1.30 $ 1.18 HyperSound inventory reserve $ — $ — $ 0.15 $ — Restructuring charges $ — $ — $ 0.01 $ 0.01 Tax Valuation Allowance $ — $ — $ — $ 0.20 Non-GAAP - Diluted $ 0.25 $ 0.08 $ (0.33) $ (0.57) $ Thousands

N A S D A Q : H E A R GAAP to Adjusted EBITDA Reconciliation (three months ended) 33 1) Other includes goodwill and other intangible assets impairment, business transition costs and restructuring charges. Three Months Ended December 31, 2016 As Reported Adj Depreciation Adj Amortization Adj Stock Compensation Other (1) Adj EBITDA Net Revenue $ 82,204 $ — $ — $ — $ — $ 82,204 Cost of Revenue 51,996 (151) — (159) — 51,686 Gross Profit 30,208 151 — 159 — 30,518 Operating Expense 14,912 (729) (100) (579) (17) 13,405 Operating income 15,296 880 100 738 17 17,113 Interest expense 2,116 Other non-operating expense, net 1,026 1,026 Earnings before income tax expense 12,154 Income tax benefit (47) Net income $ 12,201 Adjusted EBITDA $ 16,087 $ Thousands

N A S D A Q : H E A R GAAP to Adjusted EBITDA Reconciliation (twelve months ended) 34 (1) Other includes goodwill and other intangible assets impairment, business transition costs and restructuring charges. Year Ended December 31, 2016 As Reported Adj Depreciation Adj Amortization Adj Stock Compensation Other (1) Adj EBITDA Net Revenue $ 173,978 $ — $ — $ — $ — $ 173,978 Cost of Revenue 131,368 (571) (3,660) (557) (7,079) 119,501 Gross Profit 42,610 571 3,660 557 7,079 54,477 Operating Expense 120,311 (4,496) (468) (3,403) (63,817) 48,045 Operating income (loss) (77,701) 5,067 4,128 3,960 70,896 6,432 Interest expense 7,447 Other non-operating expense, net 2,421 2,421 Loss before income tax expense (87,569) Income tax benefit (387) Net loss $ (87,182) Adjusted EBITDA $ 4,011 $ Thousands

N A S D A Q : H E A R Constant Currency Reconciliation 35 December 31, Three Months Ended Year Ended Constant Currency Reconciliation 2015 Revenue (GAAP) $ 84,559 $ 162,747 2016 Revenue (GAAP) $ 82,204 $ 173,978 Percentage Change Y/Y (GAAP) (3)% 7 % Constant Currency Impact $ 2,717 $ 3,506 Percentage Change Y/Y — % 9% $ Thousands